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Boston
The HIT is helping Boston meet housing and community development needs with investments in 30 projects including two through its subsidiary Building America CDE. Many of these projects are financed through the HIT’s Massachusetts Housing Initiative.

Selected HIT Projects

News

Gateway North Ribbon Cutting in
Lynn, Massachusetts

HIT Partners with WinnCompanies
for $1.5 Billion Redevelopment of
Mary Ellen McCormack Public
Housing in Boston

HIT Invests in First Project
Under New Massachusetts Workforce
Housing Fund

HIT Impacts
Projects Photo Gallery

* Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input-output model based on HIT and subsidiary Building America project data. Data current as of September 30, 2018. Since inception dates from 1984-3Q 2018. In 2017 dollars. All other numbers are nominal.